UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 10, 2015 (September 3, 2015)

GLADSTONE LAND CORPORATION

(Exact Name of Registrant as Specified in Charter)

Maryland	001-35795	54-1892552
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Westbranch Drive, Suite 100 McLean, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 287-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On September 3, 2015, Gladstone Land Corporation, as parent guarantor, and its wholly-owned subsidiary, Gladstone Land Limited Partnership (collectively, the “Company”), closed on an amendment to the Company’s credit facility (the “Credit Facility”) with Metropolitan Life Insurance Company (“MetLife”). The Company previously announced its entry in the Credit Facility under Item 1.01 on the Current Report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on May 14, 2014, and disclosed that the Credit Facility consists of a $100.0 million long-term note payable (the “Note Payable”) and a $25.0 million revolving equity line of credit (the “Line of Credit”), as evidenced by a Loan Agreement and two Promissory Notes. Each of the Loan Agreement and the Promissory Notes were amended on September 3, 2015. Among other changes, the amendments:

•	reduced the blended interest rate on all previously-disbursed amounts under the Note Payable by 26 basis points, from 3.61% to 3.35%;

•	extended the fixed-rate term of the Note Payable by 44 months, through August 2020;

•	extended the interest-only portion of the Note Payable by an additional six months, to July 2016;

•	extended the draw period under the Note Payable by one year, through December 2017; and

•	reduced the interest rate spread on the Line of Credit by 25 basis points, from 2.50% to 2.25%.

All other material terms of the Credit Facility remained unchanged.

The foregoing description of the amendments to the Loan Agreement and Promissory Notes is not complete and is qualified in its entirety by the full text of the amendment to the Loan Agreement and the amendments to each of the Promissory Notes, which are filed herewith as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and which are incorporated by reference herein.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On September 3, 2015, the Company closed on the acquisition of approximately 850 gross acres of irrigated farmland in Kern County, California (the “Property”), for approximately $18.9 million, funded by a disbursement on the Note Payable. The Company acquired the Property from Giumarra Farms, Inc., a California corporation (“Guimarra Farms”) and Guimarra Brothers Fruit, LLC, a California limited liability company (“Guimarra Fruit” and with Guimarra Farms, collectively, the “Seller”). The Seller is not a related party to the Company and does not have a material relationship with the Company other than in respect of this transaction. Currently, the Property is mostly planted in wine grapes; however, the Company will fund the new tenant-farmer’s development of the property into an almond orchard at an expected total cost of approximately $7.8 million. The tenant-farmer’s rent floor will be based on a percentage of the Company’s capital costs associated with the acquisition of the Property, including any development costs funded by the Company. In connection with this acquisition, on September 3, 2015, the Company drew $21.1 million under its Note Payable with MetLife, which draw will bear interest at a fixed rate of 3.35% per annum for five years, thereafter repricing to then-current market rates.

The Company previously announced its entry into the agreement to acquire the Property under Item 1.01 on the Current Report on Form 8-K, filed with the SEC on June 7, 2015, and previously announced its entry into the MetLife Credit Facility, as described above, in Item 1.01. The summary of the terms of this acquisition is not complete and is subject to and qualified in its entirety by reference to the purchase agreement entered into between the Company and the Seller, which is included as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on August 4, 2015, and incorporated herein by reference. The summary of the terms of the draw on the Credit Facility is not complete and is subject to and qualified in its entirety by reference to the Loan Agreement, related Promissory Notes, which are included in Item 9.01 of the May 14, 2014, and Current Report on Form 8-K and incorporated herein by reference, as well as the amendments to the Loan Agreement and Promissory Notes discussed in Item 1.01 above and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Credit Facility set forth in Items 1.01 and 2.01 is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The Company will file any required financial statements under the cover of Form 8-K/A as soon as practicable but no later than 71 calendar days after the latest date on which this Current Report on Form 8-K is required to be filed.

(b)	Pro Forma Financial Information.

The Company will file any required pro forma financial information under the cover of Form 8-K/A as soon as practicable but no later than 71 calendar days after the latest date on which this Current Report on Form 8-K is required to be filed.

(d)	Exhibits.

Exhibit No.	Description

10.1	Third Amendment to Loan Agreement, dated September 3, 2015, by and among Gladstone Land Limited Partnership, as borrower, Gladstone Land Corporation, as guarantor, and Metropolitan Life Insurance Company, as lender.

10.2	First Amendment to Promissory Note A, dated September 3, 2015, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender.

10.3	First Amendment to Promissory Note B, dated September 3, 2015, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender.

10.4	Agreement of Purchase and Sale, by and among Giumarra Farms, Inc., Giumarra Brothers Fruit, LLC and the Gladstone Land Corporation, dated June 17, 2015 (filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on August 4, 2015 and incorporated herein by reference).

10.5	Loan Agreement, dated as of April 30, 2014, by and among Gladstone Land Limited Partnership, as borrower, Gladstone Land Corporation, as guarantor, and Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.1 to the Current Report on Form 8-K filed on May 14, 2014 and incorporated herein by reference).

10.6	Promissory Note (Note A) by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender, dated April 30, 2014 (filed as Exhibit 10.3 to the Current Report on Form 8-K filed on May 14, 2014 and incorporated herein by reference).

10.7	Promissory Note (Note B) by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender, dated April 30, 2014 (filed as Exhibit 10.4 to the Current Report on Form 8-K filed on May 14, 2014 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Land Corporation

September 10, 2015	By:	/s/ Lewis Parrish
Lewis Parrish
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Third Amendment to Loan Agreement, dated September 3, 2015, by and among Gladstone Land Limited Partnership, as borrower, Gladstone Land Corporation, as guarantor, and Metropolitan Life Insurance Company, as lender.

10.2	First Amendment to Promissory Note A, dated September 3, 2015, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender.

10.3	First Amendment to Promissory Note B, dated September 3, 2015, by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender.

10.4	Agreement of Purchase and Sale, by and among Giumarra Farms, Inc., Giumarra Brothers Fruit, LLC and the Gladstone Land Corporation, dated June 17, 2015 (filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on August 4, 2015 and incorporated herein by reference).

10.5	Loan Agreement, dated as of April 30, 2014, by and among Gladstone Land Limited Partnership, as borrower, Gladstone Land Corporation, as guarantor, and Metropolitan Life Insurance Company, as lender (filed as Exhibit 10.1 to the Current Report on Form 8-K filed on May 14, 2014 and incorporated herein by reference).

10.6	Promissory Note (Note A) by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender, dated April 30, 2014 (filed as Exhibit 10.3 to the Current Report on Form 8-K filed on May 14, 2014 and incorporated herein by reference).

10.7	Promissory Note (Note B) by Gladstone Land Limited Partnership as borrower, in favor of Metropolitan Life Insurance Company, as lender, dated April 30, 2014 (filed as Exhibit 10.4 to the Current Report on Form 8-K filed on May 14, 2014 and incorporated herein by reference).